Exhibit 10.2

REPLACEMENT NOTE

October 4, 2013	$60,000,000.00	Chicago, Illinois

AKORN, INC., a Louisiana corporation (“Akorn”), AKORN (NEW JERSEY), INC., an Illinois corporation (“Akorn NJ”), OAK PHARMACEUTICALS, INC., a Delaware corporation (“Oak Pharma”), ADVANCED VISION RESEARCH, INC., a Delaware corporation (“AVR”), AKORN OPHTHALMICS, INC., a Delaware corporation (“Akorn Ophthalmics”), AKORN ENTERPRISES, INC., a Delaware corporation (“Akorn Enterprises”) and AKORN ANIMAL HEALTH, INC., a Delaware corporation (“Akorn Animal”, and together with Akorn, Akorn NJ, Oak Pharma, AVR, Akorn Opthalmics, and Akorn Enterprises collectively, “Borrowers”), for value received, hereby unconditionally promise to pay, on a joint and several basis, to the order of BANK OF AMERICA, N.A. (“Lender”), the principal sum of SIXTY MILLION AND 00/100 DOLLARS ($60,000,000.00), or such lesser amount as may be advanced by Lender as Loans and owing as LC Obligations from time to time under the Loan Agreement described below, together with all accrued and unpaid interest thereon.  Terms are used herein as defined in the Loan and Security Agreement dated as of October 7, 2011, among Borrowers, Bank of America, N.A., as Agent, Lender, and certain other financial institutions, as such agreement may be amended, modified, renewed or extended from time to time (“Loan Agreement”).

Principal of and interest on this Note from time to time outstanding shall be due and payable as provided in the Loan Agreement.  This Note is issued pursuant to and evidences Loans and LC Obligations under the Loan Agreement, to which reference is made for a statement of the rights and obligations of Lender and the duties and obligations of Borrowers.  The Loan Agreement contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events, and for the borrowing, prepayment and reborrowing of amounts upon specified terms and conditions.

The holder of this Note is hereby authorized by Borrowers to record on a schedule annexed to this Note (or on a supplemental schedule) the amounts owing with respect to Loans and LC Obligations, and the payment thereof.  Failure to make any notation, however, shall not affect the rights of the holder of this Note or any obligations of Borrowers hereunder or under any other Loan Documents.

Time is of the essence of this Note.  Each Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment for payment, protest, notice of protest, notice of intention to accelerate the maturity of this Note, diligence in collecting, the bringing of any suit against any party, and any notice of or defense on account of any extensions, renewals, partial payments, or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.  Borrowers jointly and severally agree to pay, and to save the holder of this Note harmless against, any liability for the payment of all costs and expenses (including without limitation reasonable attorneys’ fees) if this Note is collected by or through an attorney-at-law.

In no contingency or event whatsoever shall the amount paid or agreed to be paid to the holder of this Note for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permitted under Applicable Law.  If any such excess amount is inadvertently paid by Borrowers or inadvertently received by the holder of this Note, such excess shall be returned to Borrowers or credited as a payment of principal, in accordance with the Loan Agreement.  It is the intent hereof that Borrowers not pay or contract to pay, and that holder of this Note not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrowers under Applicable Law.

This Note shall be governed by the laws of the State of Illinois, without giving effect to any conflict of law principles (but giving effect to federal laws relating to national banks).
This Note is one of the Notes referred to in the Loan Agreement, to which reference is further made for a statement of its terms and provisions.  This Note is to be deemed a replacement of and a substitute for, but is not to be deemed a repayment of, that certain Note dated as of October 7, 2011 in the maximum principal amount of $20,000,000.00 and executed by Akorn, Akorn NJ, AVR Business Trust, a Massachusetts business trust, Oak Pharma, AVR, Akorn Opthamalics, and Advanced Vision Pharmaceuticals, LLC, a Delaware limited liability company (the “Prior Note”).  The parties further intend that the outstanding balance currently evidenced by the Prior Note be deemed a continuous obligation now evidenced by this Note, and that, except as specifically provided by the terms hereof, the terms of the Prior Note be deemed merged into the terms hereof such that all security interests, mortgages and assignments previously granted to secure the Prior Note be deemed continuing and be deemed to secure this Note.

[Signature page follows.]

IN WITNESS WHEREOF, this Note is executed as of the date set forth above.

Attest:	AKORN, INC.

	By:	/s/ Timothy Dick
/s/ Joseph Bonaccorsi	Name:	Timothy Dick
Secretary	Title:	Chief Financial Officer

[Seal]

Attest:	AKORN (NEW JERSEY), INC.

/s/ Joseph Bonaccorsi	By:	/s/ Timothy Dick
Secretary	Name:	Timothy Dick
	Title:	Treasurer
[Seal]

OAK PHARMACEUTICALS, INC.
Attest:
	By:	/s/ Timothy Dick
/s/ Joseph Bonaccorsi	Name:	Timothy Dick
Secretary	Title:	Vice President

[Seal]

Attest:	ADVANCED VISION RESEARCH, INC.

	By:	/s/ Timothy Dick
/s/ Joseph Bonaccorsi	Name:	Timothy Dick
Secretary	Title:	Treasurer

[Seal]

Attest:	AKORN OPHTHALMICS, INC.

	By:	/s/ Timothy Dick
/s/ Joseph Bonaccorsi	Name:	Timothy Dick
Secretary	Title:	Vice President

[Seal]

Attest:	AKORN ENTERPRISES, INC.

	By:	/s/ Timothy Dick
/s/ Joseph Bonaccorsi	Name:	Timothy Dick
Secretary	Title:	Treasurer

[Seal]

Attest:	AKORN ANIMAL HEALTH, INC.

	By:	/s/ Timothy Dick
/s/ Joseph Bonaccorsi	Name:	Timothy Dick
Secretary	Title:	Vice President

[Seal]